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CUSIP NO.: 68338T 10 6                  13G             Page 13 of 15 Pages
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                                                                       EXHIBIT A

                            JOINT FILING AGREEMENT
                            ----------------------

          This will confirm the agreement by and among all of the undersigned that a statement may be filed on behalf of each of the undersigned persons by GE Capital Equity Investments, Inc. with respect to the Common Stock of Onvia.com, Inc. Further, each of the undersigned agrees that GE Capital Equity Investments, Inc., by any of its duly elected officers, shall be authorized to sign from time to time on behalf of the undersigned, any amendments to this Schedule 13G or any statements on Schedule 13G relating to Onvia.com, Inc. which may be necessary or appropriate from time to time.

Date:  February 14, 2002

                    GE CAPITAL EQUITY INVESTMENTS, INC.


                    By: /s/ Jonathan K. Sprole
                        ---------------------------------
                        Name:  Jonathan K. Sprole
                        Title: Managing Director


                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By: /s/ Jonathan K. Sprole
                        ---------------------------------
                        Name:  Jonathan K. Sprole
                        Title: Department Operations Manager



                    GENERAL ELECTRIC CAPITAL SERVICES, INC.


                    By: /s/ Jonathan K. Sprole
                        ---------------------------------
                        Name:  Jonathan K. Sprole
                        Title: Attorney-in-Fact



                    GENERAL ELECTRIC COMPANY


                    By: /s/ Jonathan K. Sprole
                        ---------------------------------
                        Name:  Jonathan K. Sprole
                        Title: Attorney-in-Fact